Associated Banc-Corp 2Q 2013 Earnings Presentation July 18, 2013 Exhibit 99.2

Important note regarding forward-looking statements:

Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management's plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as "believe", "expect", "anticipate", "plan", "estimate", "should", "will", "intend", "outlook", or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company's most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

Associated

Forward-Looking Statements 1

Second Quarter 2013 Highlights
•
Net income available to common shareholders of $47 million or $0.28 per share
•
Return on Tier 1 common equity of 9.9%, compared to 9.3% for Q2 2012

Solid Results Driven by Mortgage Banking and Net Interest Income Growth
Net Income
&
ROT1CE
Balance Sheet
Net Interest Income
&
Net Interest Margin
•
Average loans of $15.7 billion were up $280 million, or 2% from the first quarter
– Average total commercial loan balances grew 4% from the prior quarter
•
Net interest income of $160 million was up 2% from the first quarter
– Net interest margin of 3.16%  compared to 3.17% in first quarter
Capital
•
Quarterly dividend of $0.08/share
•
Repurchased $30 million of stock during the second quarter
•
Capital ratios remain very strong with a Tier 1 common equity ratio of 11.48%
Noninterest Income
& Expense
•
Noninterest income of $84 million was up 3% from the first quarter
•
Record mortgage banking income of $19 million, up 8% from first quarter
•
Average deposits of $17.1 billion were flat to the first quarter

Loan Portfolio Growth and Composition

Average Loans of $15.7 billion for Second Quarter 2013

Average Quarterly Loans ($ in billions)

Peak Loans (4Q 2008) $16.3 billion
+2% QoQ
+8% YoY
$16.0
$15.0
$14.0
$13.0
$12.0
$14.6
$14.9
$15.1
$15.4
$15.7
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

2Q 2013 Average Net Loan Growth of $280 million ($ balances in millions)

Commercial Real Estate $130
Power & Utilities $108
General Commercial Loans $90
Oil & Gas $60
Residential Mortgage $39
($12) Mortgage Warehouse
($135) Home Equity & Installment

Loan Mix – 2Q 2013 (Average)

Installment 3%
CRE Investor 19%
Construction 5%
Commercial & Business Lending 37%
Res Mtg 23%
Home Equity 13%

Associated

3

Growing Net Interest Income While Margin Compresses

Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Net Interest Income & Net Interest Margin
($ in millions)
3.80%
3.73%
3.70%
3.52%
3.47%
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
0.65%
0.62%
0.51%
0.45%
0.41%
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
$154
$156
$161
$158
$160
3.30%
3.26%
3.32%
3.17%
3.16%
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Net Interest
Income
Net Interest
Margin

Noninterest Income - $84 mm in 2Q, up $2 mm from 1Q	
Mortgage Banking	• $8 mm MSR valuation write up
Insurance Revenue	• ($3 mm) 3rd party products reserve
Asset Gain/Loss	• ($2 mm) Real estate consolidations

Noninterest Expense - $170 mm in 2Q, up $3 mm from 1Q	
Personnel Expense	• ($1 mm) Severance related to consolidations
Losses other than Loans	• ($2 mm) Change in unfunded commitment reserves

Efficiency Ratio[1] Trend
71.7 %
68.1 %
67.7 %
4Q 2012
1Q 2013
2Q 2013

Associated

Noninterest Income and Expense

1 – Efficiency ratio = Noninterest expense, excluding amortization of intangibles, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net. This is a non-GAAP financial measure. Please refer to our press release tables for a reconciliation of this and other non-GAAP items.

Continued Improvement in Credit Quality Indicators

($ in millions)
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Potential problem loans $     410 $     404 $     361 $     344 $     310
Nonaccruals $     318 $     278 $     253 $     225 $     217
Provision for loan losses $         0 $         0 $         3 $         4 $         4
Net charge offs $       24 $       18 $       21 $       14 $       14
ALLL/Total loans 2.26% 2.11% 1.93% 1.84% 1.76%
ALLL/Nonaccruals 104.65% 113.29% 117.61% 127.27% 127.46%
NPA/Assets 1.62% 1.38% 1.23% 1.12% 1.04%
Nonaccruals/Loans 2.16% 1.86% 1.64% 1.45% 1.38%
NCOs / Avg Loans 0.65% 0.47% 0.55% 0.38% 0.35%

12.04%
12.01%
11.61%
11.64%
11.48%
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

$50
$40
$30
$20
$10
$0
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
$26
$40
$42
$45
$47
6.1%
9.0%
9.3%
9.6%
9.9%
2Q 2011
4Q 2011
2Q 2012
4Q 2012
2Q 2013

Strong Capital Profile & Improving Earnings

Tier 1 Common Equity Ratio Net Income Available to Common & ROT1CE
Net Income Available
to Common
($ in millions)
Return on Tier 1
Common Equity
•
Current capital levels are well in excess of
“well-capitalized” regulatory benchmarks
– Existing capital levels are already above
Basel III capital levels

2013 Second Half Outlook

Loan Trends
• Quarterly loan growth of 1 – 2%.
• Continued disciplined loan
pricing
Deposit Trends
Fee Income
Expenses
NIM
Growing the Franchise & Creating Long-Term Shareholder Value
Footprint
Credit
Capital
• Continued disciplined deposit
pricing
• Sustained focus on treasury
management solutions to drive
growth in commercial deposits
• Continued compression over
the second half of the year
• Modest improvement in core fee-
based revenues with lower net
mortgage banking revenues
• Flat year-over-year
• Reduced regulatory costs offset by
continued franchise investments
• Continuing to invest in our
branches while optimizing our
network
• Complete Green Bay and Chicago
corporate office consolidations
• Modest improvement in credit
trends
• Provision expense to increase
based on quarterly loan growth
• Disciplined focus on
deploying capital to drive
long-term shareholder value
• $26 million of 9.25% sub-debt
redeemable in October